1/2 Amendment Exhibit 10.1 0106-36-028285 to the Committed Revolving Credit Facility in the original amount of USD 50.000.000,-, between Nordural Grundartangi ehf., reg. no: 570297-2609, as the Borrower and Landsbankinn hf., reg. no. 471008-0280, as the Bank, dated November 27th 2013 as amended from time to time (hereinafter referred to as the "Agreement"). The Borrower and the Bank have agreed to make the following amendments to the Agreement: 1) Facility Amount Definition of "Facility Amount" in Clause 1.1 of the Agreement shall hereafter be as follows: ""Facility Amount" means USD 100.000.000 (one hundred million US dollars)." 2) Margin Definition of "Margin" in Clause 1.1 of the Agreement shall hereafter be as follows: ""Margin" means 3,10% (three point ten per cent) per annum." 3) Interest a. Definition of "LIBOR" in Clause 1.1 of the Agreement shall be deleted. b. The following definitions shall be added to Clause 1.1 of the Agreement as follows: ""SOFR" means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day, as such rate appears on the SOFR Administrator's Website on the immediately succeeding Business Day." ""SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate." ""SOFR Administrator Website" means the website of SOFR Administrator at any given time." ""Rate of Interest" means the Daily Simple SOFR plus the Margin." ""Daily Simple SOFR" means, for any day (a "SOFR Interest Day"), an interest rate per annum equal to the greater of (a) SOFR for that day that is 10 - ten -Business Days prior to (i) if such SOFR Interest Day is a Business Day, such SOFR Interest Day or (ii) if such SOFR Interest Day is not a Business Day the Business Day immediately preceding such SOFR Interest Day and (b) the floor which is

2/2 0,00%. Any change in Daily Simple SOFR due to change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower." c. Clause 7.1. of the Agreement shall hereafter be as follows: "The rate of interest applicable to the Loan and payable by the Borrower for each Interest Period shall be applicable Daily Simple SOFR plus the Margin per annum. For all Loans, the amount of interest accrued and payable on the Loans for any day will be equal to the product of (i) the outstanding principal amount of the Loans on such day multiplied by (ii) (a) the Rate of Interest for such day divided by (b) 360." d. Clause 5.2. of the Agreement shall hereafter be as follows: "The Borrower may, by giving no less than 10 Business Days prior written notice to the Bank, prepay without penalty or premium (except incurred breakage costs as calculated by the Bank) any Loan on a Business Day in whole or in part." e. All references to LIBOR in the Agreement shall hereafter be to Daily Simple SOFR. 4) Other Provisions The Borrower shall pay to the Bank an arrangement fee of USD 40.000. Furthermore, the Borrower shall pay to the bank a documentation fee of ISK 100.000. The Borrower accepts by signing this amendment that the arrangement fee will be charged of the Borrower's bank account no. 0186-38-100220 and the documentation fee will be charged of the Borrower's bank account no. 0186-26-20. Otherwise as not specifically stated in this amendment, the Agreement shall be unaffected and continue to be fully enforceable by the Bank. In addition, all security of any kind originally granted in favor of the Bank to secure liability of the Borrower arising under the Agreement (whether or not assigned to the Bank) shall remain fully effective and such security shall secure all monies owed (now and in the future) by the Borrower to the Bank both under the Agreement as varied by the amendment and under any other document howsoever arising. [Signature page follows]

3/2 The parties hereto have caused this amendment to be duly executed in Reykjavik on --------2022. In confirmation of the above, this document is attested with a hand-written signature and witnessed or signed with a valid electronic signature in accordance with Act No. 55/2019, on Electronic Identification and Trust Services for Electronic Commerce. On behalf of the Borrower On behalf of the Bank Witnesses to the correct date and signature: Name Id. No. Name Id. No.

Undirritunarsfc'.la F.h. lantaka Kristinn Bjarnason UndirritaO af: Kristinn Bjarnason 0508703839 Dags: 28.09.2022 Tfmi: 10:30:17 Astrella: ViOskiptasamningur (viOauki) Signet ID: d1829acf- 654c-44dd-917e- F.h. Landsbankans hf. UndirritaO af: Davro Bjornsson 2006587799 Dags: 28.09.2022 Tfmi: 09:31:22 Astrella: ViOskiptasamningur (viOauki) Signet ID: d1829acf- 654c-44dd-917e- F.h. Landsbankans hf. UndirritaO af: 61afur Magnus Magnusson 0105693899 Dags: 28.09.2022 Tfmi: 09:33:25 AstreOa: ViOskiptasamningur (viOauki) Signet ID: d1829acf- F.h. Landsbankans hf. UndirritaO af: Haukur 6marsson 1510715979 Dags: 28.09.2022 Tfmi: 09:41:09 Astrella: ViOskiptasamningur (viOauki) Signet ID: d1829acf- 654c-44dd-917e-